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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934


                   Date of Report (Date of Earliest Event Reported)
                          March 19, 1997 (February 24, 1997)
                          ---------------------------------



                            PREMIERE RADIO NETWORKS, INC.
                            -----------------------------
                (Exact name of registrant as specified in its charter)



DELAWARE                          0-20065                  95-4083971
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification
incorporation)                                              Number)



       15260 Ventura Boulevard, Suite 500, Los Angeles, California  91403-5339
       -----------------------------------------------------------------------
             (Address of principal executive offices, including ZIP code)

          Registrant's telephone number, including area code:  (818)377-5300
                                                           -------------


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ITEM 5.  OTHER EVENTS

ERIC R. WEISS ELECTED TO THE BOARD OF DIRECTORS OF PREMIERE RADIO NETWORKS, INC.

    Effective on February 24, 1997, the Board of Directors (the "Board") of Premiere Radio Networks, Inc. (the "Company") elected Eric R. Weiss to the Board via unanimous written consent. Mr. Weiss has assumed the Board seat previously held by Harold S. Wrobel. In addition, Mr. Weiss was designated by the Board as having the title of "Vice Chairman of the Board of Directors," however, the Board further designated that such title does not confer any authorities, responsibilities, rights or privileges which Mr. Weiss would not otherwise possess without such title.

    In connection with the Company's acquisition of After MidNite Entertainment, Inc. ("AME") on January 7, 1997 (the "AME Transaction"), the Company entered into various agreements with Mr. Weiss, a shareholder of AME prior to the AME Transaction, whereby, among other things, the Company paid Mr. Weiss a transaction fee in the amount of $500,000 ("Transaction Agreement"). In addition, the Company has agreed to retain Mr. Weiss under a two-year consulting agreement for $89,000 payable over two-years ("Consulting Agreement"). The Consulting Agreement also provides for additional incentive payments in connection with corporate acquisitions obtained on behalf of the Company by Mr. Weiss, new advertising clients obtained for the Company by Mr. Weiss and/or any new programs or services created by Mr. Weiss on behalf of the Company. The Transaction Agreement and Consulting Agreement are included herewith in Item 7(c).

    Furthermore, under the Consulting Agreement, the Company granted 70,000 stock options to Mr. Weiss at an exercise price of $11.00 per share. 30,000 of the stock options vest in quarterly installments over six (6) consecutive quarters and 40,000 of the stock options vest in equal quarterly installments over eight (8) consecutive quarters.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF BUSINESS(ES) ACQUIRED

       None.

       (b)  PRO FORMA FINANCIAL INFORMATION

       None.

       (c)  EXHIBITS                                            PAGE

       10.23 Consulting Agreement Dated as of
January 7, 1997 By and Between Premiere Radio
Radio Networks, Inc. and Eric R. Weiss                           *4

       10.24 Transaction Agreement By and
Between Premiere Radio Radio Networks, Inc.
and Eric R. Weiss                                                *19


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* Enclosed herewith.


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                                      SIGNATURE


    Pursuant to the rules of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                        PREMIERE RADIO NETWORKS, INC.





                        By:       /s/ Daniel M. Yukelson
                             -------------------------------------------
                                  Daniel M. Yukelson, Vice President
                                  /Finance and Chief Financial Officer,
                                  and Secretary

                        Date: March 19, 1997
                              ------------------------------------------


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